BlueLinx (NYSE: BXC) Fourth Quarter 2019 Earnings Call Presentation March 11, 2020

Notes to Investors Forward-Looking Statements. This presentation contains forward-looking statements. Forward-looking statements include, without limitation, any statement that predicts, forecasts, indicates or implies future results, performance, liquidity levels or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” “will be,” “will likely continue,” “will likely result” or words or phrases of similar meaning. The forward-looking statements in this presentation include statements about our investment in enhancing customer service and operational performance and its effects; trends in volumes; our 2020 priorities; and the outlook for the housing market, including single family housing starts, and general economic indicators. Forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that may cause our business, strategy, or actual results to differ materially from the forward-looking statements. These risks and uncertainties include those listed under the heading “Risk Factors”inItem1AofourAnnual Report on Form 10-K for the year ended December 29, 2018, and those discussed in our Quarterly Reports on Form 10-Q and in our periodic reports filed with the SEC from time to time. We operate in a changing environment in which new risks can emerge from time to time. It is not possible for management to predict all of these risks, nor can it assess the extent to which any factor, or a combination of factors, may cause our business, strategy, or actual results to differ materially from those contained in forward-looking statements. Factors that may cause these differences include, among other things: our ability to monetize real estate assets; our ability to integrate and realize anticipated synergies from acquisitions; loss of material customers, suppliers, or product lines in connection with acquisitions; operational disruption in connection with the integration of acquisitions; our indebtedness and its related limitations; sufficiency of cash flows and capital resources; changes in interest rates; fluctuations in commodity prices; adverse housing market conditions; disintermediation by customers and suppliers; changes in prices, supply and/or demand for our products; inventory management; competitive industry pressures; industry consolidation; product shortages, including those caused by the spread of contagious illness; loss of and dependence on key suppliers and manufacturers; new tariffs; our ability to successfully implement our strategic initiatives; fluctuations in operating results; sale-leaseback transactions and their effects; real estate leases; exposure to product liability claims; our ability to complete offerings under our shelf registration statement on favorable terms, or at all; changes in our product mix; petroleum prices; information technology security and business interruption risks; litigation and legal proceedings; natural disasters and unexpected events; activities of activist stockholders; labor and union matters; limits on net operating loss carryovers; pension plan assumptions and liabilities; risks related to our internal controls; retention of associates and key personnel; federal, state, local and other regulations, including environmental laws and regulations; and changes in accounting principles. Given these risks and uncertainties, we caution you not to place undue reliance on forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures and Supplemental Financial Information. BlueLinx reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). We also believe that presentation of certain non-GAAP measures, such as Adjusted EBITDA, as well as GAAP-based and non-GAAP supplemental financial measures, may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. Explanations of these non-GAAP measures, and these GAAP-based and non-GAAP supplemental financial measures, are included in the accompanying Appendix to this presentation. And any non-GAAP measures used herein are reconciled herein or in the financial tables in the Appendix to their most directly comparable GAAP measures. We caution that non-GAAP measures and supplemental financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results. Cedar Creek Acquisition. We completed the acquisition of Cedar Creek on April 13, 2018 (the “Closing Date”). As a result, Cedar Creek’s financial results are only included in the combined company’s reported financial results from the Closing Date forward, and period over period results may not be directly comparable. Product Category Information. With the acquisition and integration of Cedar Creek, we changed our internal product hierarchy within our structural and specialty product categories. As a result, prior year amounts have been reclassified to conform to the current year product mix of structural and specialty products. Immaterial Rounding Differences. Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. This presentation and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 2

Fourth Quarter and Full Year 2019 – Overview • Fourth Quarter and Full Year Net Sales were $613 million and $2.64 billion, respectively • Fourth Quarter and Full Year Adjusted EBITDA of $10.9 million and $71.4 million, respectively • Closed series of real estate transactions in 2019 and 2020 that reduced the Term Loan principal by $102 million from year end 2018 • Owned real estate portfolio currently consists of 13 properties with market value of approximately $40 million • Commodity Prices • Lumber up 6% versus Q4 2018 • Panels down 12% versus Q4 2018 • $13 million deflationary impact to Net Sales in Q4 2019; $221 million in Full Year 2019 on a Pro Forma basis 3

Service Improvement Trends • Our investment in enhancing customer service and operational performance is paying off • Sales volume trends since August have improved dramatically • Priority for 2020 is to grow sales by gaining back market share • Strong volumes to start off the year for overlap and non-overlap markets which increased comparatively to 2019 in January and February YOY VOLUME %1 20.0% Non-Overlap Combined Overlap 10.0% 0.0% -10.0% -20.0% -30.0% 2018 Q4 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2020 Q1 QTD2 1Volume = Truck Load Equivalents normalized to 4 weeks per month excluding volumes from siding products discontinued in late 2018 2First 9 weeks of Q1 2020 4

End-Use Market Outlook MARKET OUTLOOK • 2019 SFHS were 1.5% higher in comparison to 2018 • February 2020 Builders Confidence Index of 74 is the highest February figure since 1985 • The Federal Reserve lowered the Fed Funds rate by 50 bps on March 2, 2020 • February 30-year fixed rate mortgage rates down to 3.5%, lowest since 2016 • Coronavirus creates short-term uncertainty while long-term prospects remain strong U.S. SINGLE FAMILY HOUSING STARTS BUILDERS CONFIDENCE INDEX (in 000s) U.S. Census Bureau, Seasonally Adjusted NAHB Builders Confidence Index (%) 1,200 80 1,100 50-year Historical Average 1,028K 70 1,000 60 900 50 800 50-year Historical Average 40% 700 40 600 30 500 20 400 10 300 200 0 2008 2010 2012 2014 2016 2018 2020 2008 2010 2012 2014 2016 2018 2020 5

Financial Overview

Financial Summary – Fourth Quarter 2019 • Net Sales of $613 million, compared to $673 million • Gross Profit of $83 million, compared to $81 million • Gross Margin of 13.5%, up 140 basis points • Net Loss of $10.2 million, compared to Net Loss of $16.2 million • Pro Forma Net Loss of $8.0 million compared to $11.4 million • Adjusted EBITDA of $10.9 million, compared to $6.8 million • Excess Availability, including cash on hand, averaged $88 million 7

Financial Summary – Full Year 2019 • Net Sales of $2.64 billion, compared to $2.86 billion • Pro Forma 2018 Net Sales of $3.26 billion • Gross Profit of $357 million, compared to $332 million • Pro Forma 2018 Gross Profit of $394 million • Gross Margin of 13.5%, up 190 basis points • Prior year period includes $11.8 million for acquisition related inventory step-up • Pro Forma Gross Margin is up 140 basis points • Net Loss of $17.7 million, compared to a net loss of $48.1 million, including the following 2019 one-time items: • $14.2 million of acquisition-related integration costs • $13.1 million of gains from property sales • $4.5 million of pension settlement and withdrawal costs • $4.3 million of restructuring costs • Pro Forma 2018 Net Loss of $18.1 million • Adjusted EBITDA of $71.4 million, compared to $68.5 million • Pro Forma 2018 Adjusted EBITDA of $80.0 million 8

Commodity Lumber and Panel Prices FRAMING LUMBER COMPOSITE PRICE STRUCTURAL PANEL COMPOSITE PRICE Source: Random Lengths Source: Random Lengths $550 $550 $450 $450 5YR AVG $400 2020 2020 5YR AVG $381 2019 2018 $350 $350 2018 2019 $250 $250 Mar Jun Sep Dec Mar Jun Sep Dec FOURTH QUARTER HIGHLIGHTS • Effect on net sales from commodity price deflation was approximately $13 million for Q4 2019; $221 million for full year 2019 on a pro forma basis • Framing lumber prices moved higher than the prior year levels during the fourth quarter • Q4 2019 structural panel prices remained below prior year levels but have recovered early in 2020 9

Sales and Gross Margin by Product Q4’18 vs. Q4’19 SALES BY PRODUCT HISTORICAL GROSS MARGIN 16.2% 16.1% Q4’18 Q4’19 15.9% 15.2% 14.8% Specialty Structural Structural 31% 35% 9.5% 8.9% 8.7% 7.7% Specialty Specialty 69% 65% 3.6% Structural Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 FOURTH QUARTER HIGHLIGHTS • Gross Margins for FY 2019 finished at 13.5% or 190 basis points above FY 2018 • Specialty gross margin remains strong at 16.1% • Up 130 basis points versus the prior year period • Structural gross margin of 8.7% in line with historical trends 10

Reduction in Term Loan TERM LOAN REDUCTION $ in millions • Debt under the Term Loan reduced by $102 million • Reduced by $33 million in 2019 • Further reduced by $69 million in 2020 $179 • 13 remaining owned properties valued at approximately $40 million $146 $77 Q4'18 Q4'19 2/28/2020 11

Appendix

Non-GAAP and Supplemental Financial Measures BlueLinx reports its financial results in accordance with GAAP, but we also believe that presentation of certain non-GAAP measures, as well as GAAP-based and non-GAAP supplemental financial measures, may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. We caution that non-GAAP measures and supplemental financial measure should be considered in addition to, but not as a substitute for, our reported GAAP results. Adjusted EBITDA and Pro Forma Adjusted EBITDA. We define Adjusted EBITDA as an amount equal to net income plus interest expense and all interest expense related items, income taxes, depreciation and amortization, and further adjusted for certain non-cash items and other special items, including compensation expense from share based compensation, one-time charges associated with the legal, consulting, and professional fees related to the Cedar Creek acquisition, and gains on sales of properties including amortization of deferred gains. We present Adjusted EBITDA because it is a primary measure used by management to evaluate operating performance and, we believe, helps to enhance investors’ overall understanding of the financial performance and cash flows of our business. We believe Adjusted EBITDA is helpful in highlighting operating trends. WealsobelievethatAdjusted EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an Adjusted EBITDA measure when reporting their results. However, Adjusted EBITDA is not a presentation made in accordance with GAAP, and is not intended to present a superior measure of the financial condition from those determined under GAAP. Adjusted EBITDA, as used herein, is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. Pro forma Adjusted EBITDA for any period is calculated in the same manner as Adjusted EBITDA, but also combines the historical results of BlueLinx for the three and twelve months ended December 29, 2018, with the historical results of Cedar Creek for the three and twelve months ended December 29, 2018, giving effect to the Cedar Creek acquisition and related adjustments as if the acquisition occurred on January 1, 2017. Supplemental Financial Measures. We completed the acquisition of Cedar Creek on April 13, 2018 (the “Closing Date”). As a result, Cedar Creek’s financial results are only included in the combined company’s reported financial results from the Closing Date forward. To supplement these reported results, we have provided GAAP-based and non-GAAP pro forma financial information of the combined company in this news release that includes Cedar Creek’s financial results for the relevant periods prior to the Closing Date. This pro forma information combines the historical results of BlueLinx for the three and twelve months ended December 29, 2018, with the historical results of Cedar Creek for the three and twelve months ended December 29, 2018, giving effect to the Cedar Creek acquisition and related adjustments as if the acquisition occurred on January 1, 2017. 13

Adjusted EBITDA (In millions) (Unaudited) 2019 2018 2019 2018 Q4 Q4 Q4 YTD Q4 YTD Net income (loss) $ (10.2) $ (16.2) $ (17.7) $ (48.1) Adjustments: Depreciation and amortization 7.8 7.6 30.2 25.8 Interest expense 13.7 13.4 54.2 47.3 Provision for (Benefit from) income taxes (4.0) (4.3) (4.0) (12.2) Gain from sales of property (3.3) - (13.1) - Amortization of deferred gain (1.0) (1.3) (4.0) (5.1) Share-based compensation expense 0.1 0.6 2.6 15.3 Pension settlement and withdrawal costs 3.5 0.6 4.5 7.1 Inventory step-up adjustment -- -11.8 Merger and acquisition costs(1) 3.0 6.4 14.2 25.5 Restructuring, severance, and legal 1.3 (0.1) 4.3 1.0 Adjusted EBITDA $ 10.9 $ 6.8 $ 71.4 $ 68.5 (1) Reflects primarily integration costs and professional fees related to the Cedar Creek acquisition 14

Pro Forma Adjusted EBITDA (In millions) (Unaudited) 2019 2018 2019 2018 Q4 Q4 Q4 YTD Q4 YTD Net income (loss) $ (8.0) $ (11.4) $ (7.1) $ (18.1) Adjustments: Depreciation and amortization 7.8 7.6 30.2 31.2 Interest expense 13.7 13.4 54.2 53.2 Provision for (Benefit from) income taxes (3.3) (2.6) (0.3) (4.5) Gain from sales of property (3.3) - (13.1) - Amortization of deferred gain (1.0) (1.3) (4.0) (5.1) Share-based compensation expense 0.1 0.6 2.6 15.3 Pension settlement and withdrawal costs 3.5 0.6 4.5 7.1 Inventory step-up adjustment -- - - Merger and acquisition costs -- - - Restructuring, severance, and legal 1.3 (0.1) 4.3 1.0 Adjusted EBITDA $ 10.9 $ 6.8 $ 71.4 $ 80.0 15

Please reference the Earnings Release and 10-K available on our website www.BlueLinxCo.com 16